                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.   BECKER DRAPKIN PARTNERS (QP), L.P.

        Item                                      Information

Name:                                  BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 3, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.[SDOI]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      Becker Drapkin Management, L.P.
                                       Its:     General Partner

                                       By:      BC Advisors, LLC
                                       Its:     General Partner

                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    February 5, 2014

2.   BECKER DRAPKIN PARTNERS, L.P.

        Item                                      Information

Name:                                  BECKER DRAPKIN PARTNERS, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 3, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:      Becker Drapkin Management, L.P.
                                       Its:     General Partner

                                       By:      BC Advisors, LLC
                                       Its:     General Partner

                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    February 5, 2014

3.   BC ADVISORS, LLC

        Item                                      Information

Name:                                  BC ADVISORS, LLC

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 3, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    February 5, 2014

4.   STEVEN R. BECKER

        Item                                      Information

Name:                                  STEVEN R. BECKER

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 3, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    Director and 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Ashley Sekimoto
                                                -------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    February 5, 2014

5.   MATTHEW A. DRAPKIN

        Item                                      Information

Name:                                  MATTHEW A. DRAPKIN

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 3, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc.
Symbol:                                [SDOI]

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:      /s/ Ashley Sekimoto
                                                --------------------------------
                                       Name:    Ashley Sekimoto
                                       Title:   Attorney-in-Fact
                                       Date:    February 5, 2014